UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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ING Mutual Funds
(Name of Registrant As Specified In Its Charter)
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INFORMATION STATEMENT

July 9, 2013

ING INTERNATIONAL SMALL CAP FUND

(A series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING INTERNATIONAL SMALL CAP FUND IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENT FOR THE FUND AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

INTRODUCTION

Why did you send me this booklet?

This booklet includes an information statement (“Information Statement”) for a fund in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for ING International Small Cap Fund (the “Fund”). The Fund is a separate series of ING Mutual Funds. This Information Statement will be mailed on or about July 9, 2013 to shareholders of record as of the close of business on April 30, 2013 (the “Record Date”).

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Fund at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who are the affiliated service providers to the Fund?

ING Investments, LLC

ING Investments, LLC (“ING Investments” or the “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments oversees all investment advisory and portfolio management services for the Fund. ING Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Information Statement, ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory agreement under which the Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved a new advisory agreement for the Fund in connection with the IPO. On May 13, 2013, shareholders of the Fund approved a new investment advisory agreement, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreement. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if it undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2012, ING Investments managed approximately $46.2 billion in assets. Please see Appendix A for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

For its services under the investment advisory agreement, the Fund paid $2,549,602 in advisory fees to ING Investments for the fiscal year ended October 31, 2012.

ING Funds Services, LLC

ING Funds Services, LLC (the “Administrator”), an affiliate of ING Investments, serves as the administrator to the Fund. The Administrator’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. The Administrator receives an administrative services fee from the Fund equal to 0.10% of the Fund’s average daily net assets. For its services, the Fund paid $254,957 to the Administrator for fiscal year ended October 31, 2012.

ING Investments Distributor, LLC

ING Investments Distributor, LLC (the “Distributor”), an affiliate of ING Investments, serves as the principal underwriter to the Fund. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. For its services, the Fund paid $550,017 to the Distributor for fiscal year ended October 31, 2012.

For the fiscal year ended October 31, 2012, the Fund paid no brokerage commissions to an affiliate.

ING INTERNATIONAL SMALL CAP FUND IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENT FOR THE FUND AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

NOTICE OF A NEW SUB-ADVISORY AGREEMENT

What is happening?

On March 7, 2013, the Board of Trustees (the “Board”) of the Fund approved a change with respect to the Fund’s sub-adviser from Schroder Investment Management North America Inc. (“Schroder”) to Wellington Management Company, LLP (“Wellington Management”) as well as related changes to the Fund’s principal investment strategies. Acadian Asset Management LLC (“Acadian”) also serves as sub-adviser to the Fund and will continue to serve as sub-adviser. Effective April 14, 2013, Schroder was terminated as sub-adviser to the Fund. Wellington Management began managing a portion of the Fund’s assets pursuant to a sub-advisory agreement effective April 30, 2013 (the “New Sub-Advisory Agreement”). During the period from April 14, 2013 through the close of business on April 29, 2013, the Fund was in a transition period. A supplement describing these changes was provided to shareholders on or about March 15, 2013.

The Fund and ING Investments have obtained an exemptive order from the SEC that permits ING Investments to enter into a sub-advisory agreement with one or more unaffiliated sub-advisers on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions including that ING Investments furnishes an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.

Who is the current Sub-Adviser?

Effective April 30, 2013 Wellington Management serves as sub-adviser to a portion of the Fund’s assets. Acadian continues to serve as sub-adviser to a portion of the Fund’s assets. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Wellington Management Company, LLP

Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

Acadian Asset Management LLC

Acadian is a registered investment adviser and a subsidiary of Old Mutual Asset Managers (US) LLC which is ultimately owned by Old Mutual plc.

Acadian is a Boston-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1986 and over the last two decades the firm has served some of the world’s largest and most sophisticated fund sponsors. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the United States and abroad.

Acadian employs a quantitative, active, bottom-up investment process that combines stock and region/industry group valuation to arrive at a return forecast for each of the 40,000 securities in its global universe. Their investment philosophy is that markets are inefficient, creating discrepancies between a stock’s intrinsic value and its market price, and that disciplined valuation techniques applied to a very broad universe of stocks can identify undervalued securities that are likely to rise in price.

The principal address of Acadian is 260 Franklin Street, Boston, MA 02110. As of December 31, 2012, Acadian had assets under management of approximately $51.9 billion.

Who was the former sub-adviser?

A portion of the Fund’s assets were sub-advised by Schroder until April 14, 2013 pursuant to a sub-advisory agreement dated December 17, 2007 (the “Prior Sub-Advisory Agreement”).

Schroder is a registered investment adviser and is part of a worldwide group of financial services companies. Schroder currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. The principal address of Schroder is 875 Third Avenue, 22nd Floor, New York, New York 10022. Schroder had engaged Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, to manage the Fund’s investments. Schroder plc., organized in 1804, is the ultimate parent of Schroder.

How did this change affect the management of the Fund?

In connection with the change in sub-adviser, the individuals responsible for the day-to-day management of the portion of the Fund’s assets allocated to Schroder changed.  Effective April 30, 2013, the following individuals are jointly responsible for the day-to-day management of the portion of the Fund’s assets now allocated to Wellington Management.

Simon H. Thomas, Senior Vice President and Equity Portfolio Manager joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Director and Equity Research Analyst affiliated with Wellington Management, joined Wellington Management as an investment professional in 2004.

The following individuals continue to be jointly responsible for the day-to-day management of the portion of the Fund’s assets allocated to Acadian.

John R. Chisholm, CFA, Executive Vice President, and Chief Investment Officer, joined Acadian in July 1987. He oversees Acadian’s investment process and investment team, and manages Acadian portfolios and directs research.

Constantine P. Papageorgiou, Ph.D., CFA, Senior Vice President, and Senior Portfolio Manager, joined Acadian in August 2006 and is a member of the research and portfolio management team, where he contributes to improving investment processes, portfolio management, and supporting marketing and client service. His research focus at Acadian spans areas such as applications of machine learning and pattern recognition technologies, and frontier markets investing.

Brian K. Wolahan, CFA, Senior Vice President, and Director, Portfolio Management, joined Acadian in March 1990. In addition to his role as Senior Portfolio Manager, he has oversight of portfolio management policy.

Patrick J. McCafferty, CFA, Senior Vice President and Portfolio Manager, joined Acadian in March 2004. As a member of the portfolio management team, he contributes to improving the investment process, manages portfolios, and supports marketing and client service efforts.

Were there changes to the name of the Fund, its investment objective, or principal investment strategies?

As described in the supplement to the Fund’s prospectus dated March 15, 2013, changes have been made to the Fund’s principal investment strategies in connection with the appointment of Wellington Management as a sub-adviser to the Fund; however, no changes were made to the name of the Fund or its investment objective.

The following chart compares the prior principal investment strategies to the current principal investment strategies. These changes to the principal investment strategies were effective April 15, 2013 excepted as noted in the table below. Differences between the prior and current principal investment strategies are underlined.

	Prior Strategies	Current Strategies
Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion. At least 65% of the Fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

Same.

The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash

Same.

Prior Strategies	Current Strategies
flows, and to have access to a particular market in which the Fund wishes to invest.

None.	The Fund may invest up to 25% of its assets in real estate investment trusts.(1)

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Same.

Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroder”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to Acadian and Schroder.

Acadian Asset Management LLC (“Acadian”) and Wellington Management Company, LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to Acadian and Wellington Management.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.	Same.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.	Same.

Acadian Asset Management LLC

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.

Same.

Prior Strategies	Current Strategies

Schroder Investment Management North America Inc.

Schroder employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Fund, Schroder considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroder generally sells a security when its market price approaches its estimate of fair value or when it identifies a more attractive investment candidate.

Wellington Management Company, LLP

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates, including the firm’s proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the issuer’s region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. Wellington Management seeks candidates that exhibit some combination of:

•      a well-articulated business plan,

•      experienced management,

•      a sustainable competitive advantage, and

•      strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

(1)         On May 22, 2013, the Board approved a change in the Fund’s principal investment strategies to allow the Fund to invest up to 25% of its assets in real estate investment trusts. This change was effective June 15, 2013.

No changes were made to the principal investment risks in connection with the sub-adviser change; however, subsequently, the Board approved a change in the Fund’s principal investment strategies to allow the Fund to invest up to 25% of its assets in real estate investment trusts. As a result, the following principal investment risk was added to the Fund:

“Real Estate Companies and Real Estate Investment Trusts (“REITs”). Investing in real estate companies and REITs may subject the Fund to risk similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.”

What are the terms of the New Sub-Advisory Agreement?

The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B. The New Sub-Advisory Agreement is similar to the Prior Sub-Advisory Agreement.

Fees. ING Investments and not the Fund is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. The following table compares the fees under each agreement.

	Prior to April 14, 2013	Effective on April 30, 2013
Sub-Advisory Fees (as a percentage	Schroder 0.600% on the first $300 million; and	Wellington 0.60% on all assets

	Prior to April 14, 2013	Effective on April 30, 2013
of net assets)	0.550% on assets thereafter.

Sub-Advisory Services. The New Sub-Advisory Agreement obligates Wellington Management to provide a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund and may vote, exercise consents and exercise all other rights pertaining to such securities and other assets on behalf of the Fund. The Prior Sub-Advisory Agreement provided for the same services.

Limitation of Liability. The New Sub-Advisory Agreement provides that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties. The Prior Sub-Advisory Agreement provides that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties.

Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the New Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained an identical provision with respect to the term and continuance of the sub-advisory contract.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to Wellington Management, by: (1) the Board; (2) vote of a majority of outstanding voting securities of the Fund; or (3) the Adviser. Wellington Management may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the Fund or the Adviser requests additional time to find a replacement, in which case Wellington Management shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. Wellington Management may also terminate the New Sub-Advisory Agreement at any time, without payment of penalty, in the event either Wellington Management (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that Wellington Management does not receive compensation for its services as required by the terms of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination as the New Sub-Advisory Agreement except that Schroder could terminate the Prior Sub-Advisory Agreement at any time, without the payment of any penalty upon 60 days’ written notice unless the Fund or the Adviser requests additional time to find a replacement, in which case Schroder shall allow the additional time, not to exceed three additional months beyond the initial 60 day notice period.

The Prior Sub-Advisory Agreement was last approved by the Board on November 29, 2012.

What factors did the Board consider?

At a meeting of the Board of the Fund held on March 7, 2013, the Board, including a majority of the Independent Trustees, determined to remove Schroder as one of the two sub-advisers to the Fund and replace Schroder with Wellington Management.  In determining whether to approve the New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund.  The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Wellington Management’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its March 6, 2013 meeting; (2) memoranda and related materials provided to the Board in advance of its March 7, 2013 meeting discussing: (a) ING Investment’s rationale for concluding that appointing Wellington as the sub-adviser to the Fund would provide a superior solution for shareholders of the Fund relative to the current practice of investing all of the Fund’s assets in the Master Fund, (b) the performance of Wellington Management in managing its international small cap strategy, which is managed in an investment style that is similar to its proposed management of the Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) Wellington Management’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of Wellington Management, selected based upon and the performance of the Fund’s comparable selected peer group; (4) Wellington Management’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage Wellington Management, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) ING Investments’ view with respect to the reputation of Wellington in managing the investment strategy proposed for the Fund; (2) the strength and reputation of Wellington Management in the industry; (3) the nature and quality of the services to be provided by Wellington Management under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Wellington Management and its fit among the stable of managers in the ING Funds complex; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Wellington Management; (6) the costs for the services to be provided by Wellington Management; (7) the sub-advisory fee rates payable by ING Investments to Wellington Management; (8) Wellington Management’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of Wellington Management in light of the Fund’s proposed investment objective and investor base; and (10) Wellington Management’s Code of Ethics, which had previously been approved by the Board, and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) Wellington Management should be appointed to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by ING Investments to Wellington is reasonable in the context of all factors considered by the Board; and (3) Wellington maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that Wellington’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT

Can shareholders submit proposals for consideration in a future Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Information Statement?

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of an information statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Information Statement?

The Fund is paying the expenses in connection with this Information Statement, including the printing, mailing, legal fees, and out-of-pocket expenses. These expenses are estimated to be $51,000.

How many shares were outstanding as of the Record Date?

As of April 30, 2013, the following shares of beneficial interest of the Fund were outstanding:

Class	Shares Outstanding
A	2,028,304.18
B	36,677.16
C	534,266.30
I	2,421,148.07
O	49,927.69
W	821,036.97
Total	5,891,360.38

Appendix C lists the persons that, as of April 30, 2013, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund. To the best of the Fund’s knowledge, as of April 30, 2013, no Independent Trustee owned 1% or more of the outstanding shares of any class of the Fund. As of April 30, 2013, none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President and Chief Compliance Officer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson - Senior Vice President and Assistant Secretary

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Huey P. Falgout, Jr. – Secretary

APPENDIX B: FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this                   day of                     ,           , between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Wellington  Management Company, LLP, a Massachusetts limited liability partnership (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated                             ,            (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, the Fund and the Manager wish to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to provide investment advisory services to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, to the extent copies of the Fund’s Registration Statement and related amendments are furnished to the Sub-Adviser by the Manager.  The Sub-Adviser further agrees as follows:

(a)         In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  To the extent the Series is subject to state insurance laws, the Manager will notify the Sub-Adviser of relevant requirements and limitations applicable to the Series under such laws.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)             The Sub-Adviser will (1) manage each Series’ investments and work with the Manager to enable the Series to meet the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the  Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities, and the Sub-Adviser retains responsibility to take any investment-related actions regarding corporate actions (for example, elections to participate in a tender offer, rights issue or buyback offer) with respect to all portfolio securities, unless the Manager gives the Sub-Adviser written instructions to the contrary.

(iii)       In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)      The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees and furnished to the Sub-Adviser, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent reasonably seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)         The Sub-Adviser will provide the Manager, no later than the 12th business day following the end of each Series’ semi-annual period and fiscal year, narrative content to be included in a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)      The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)             A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)          Composition of the assets of each Series’ portfolio and the top ten holdings, sector distribution and other risk statistics on the Series; and

(iii)       Confirmation of its understanding of each Series’ current investment objective and Sub-Adviser’s projected plan to seek to realize the Series’ investment objectives.

(c)          Upon reasonable request by the Manager, the Sub-Adviser will work with the Manager clarify with Morningstar any style box conflicts with each Series’ style.

(d)         The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)          The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.  Subject to applicable law, the Sub-Adviser may aggregate purchase or sell orders for the Series with orders of other clients of the Sub-Adviser or its affiliates, when the Sub-Adviser determines doing so is in the best interest of the Series and such other clients.  In that event, allocation of the securities purchased or sold, along with expenses incurred in the transaction, will be made by the Sub-Adviser in a manner it determines to be equitable and consistent with its fiduciary obligation to the Series and to its other clients.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund (as furnished to the Sub-Adviser by the Manager) that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement outside the Fund’s normal Registration Statement update cycle because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the reasonable cost (to be discussed by the parties in advance) of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.  To the extent any changes outside those requested by the Sub-Adviser are incorporated into a supplement for which the Sub-Adviser is required to bear costs under this Section 5, the Sub-Adviser shall only be required to pay a proportionate share of the reasonable costs associated with the supplement.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint☐ or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced by the Sub-Adviser, its affiliates or other designees, that refer to the Series in any way, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials, or any other material prepared for distribution to shareholders of each Series or the public, that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  Advance review by the Sub-Adviser shall not be required with respect to any materials in which reference to the Sub-Adviser is limited solely to the inclusion of the Sub-Adviser’s name in a general list of sub-advisers to the Fund.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures furnished by the Manager to the Sub-Adviser.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect, in each case, to the extent the Manager has furnished copies of such Registration Statement, prospectus, or amendment or supplement.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, and except as information is requested by from a party by any governmental, regulatory or self-regulatory authority with appropriate jurisdiction, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) or Section 10(f) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser in accordance with Section 7 of this Sub-Advisory Agreement, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         The Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), unless such notification is prohibited by law or by an administrative or court order, but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof.

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), unless such notification is prohibited by law or by an administrative or court order, but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.   In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof.

(e)          In the event of any claim or action described in this Section 16, the parties agree to provide good faith assistance, as reasonably requested, to the other’s defense and to provide prior written notice of a compromise or settlement of the litigation in sufficient time to allow the other party to object.

17.  Duration and Termination.

(a)         With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through                               .  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager reasonably and in good faith requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)         Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Attention: Huey P. Falgout, Jr.

If to the Sub-Adviser:

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Attention: Legal Services

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Attention: Michael J. Roland

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.  Notwithstanding the foregoing, the Sub-Adviser shall be entitled to rely on the Manager’s instructions as to any matters relating to this Agreement unless such instructions are clearly unreasonable.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.  The Sub-Adviser will notify the Manager of any change in the membership of the Sub-Adviser’s partnership within a reasonable time after such change.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

APPENDIX C: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund’s outstanding shares as of April 30, 2013.

Name and Address of Shareholder	Percent of Class and Type of Ownership(1)	Percentage of Fund
UBS Financial Services Inc Attn Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	6.1% Class A; 5.7% Class C; Beneficial	2.6%

Raymond James Omnibus for Mutual Funds House Acct. Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	8.9% Class C; Beneficial	0.8%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.7% Class A; 13.8% Class B; 10.1% Class C; Beneficial	0.9%

MLPF & S for The Sole Benefit of The Customers Attn: Fund Administration 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246-6484	14.9% Class A; 6.3% Class B; 12.9% Class C; Beneficial	1.2%

First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	13.2% Class B; 11.2% Class C; Beneficial	1.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	13.3% Class B; 7.3% Class C; Beneficial	0.7%

Charles Schwab & Co Inc Special Cust Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	46.4% Class I; 46.3% Class W; Beneficial	25.5%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	8.1% Class A; Beneficial	2.8%

National Financial Services LLC For Escl Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	8.3% Class A; 10.7% Class B; 9.4% Class C; Beneficial	3.8%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	20.8% Class A; Beneficial	7.2%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th Street Minneapolis, MN 55402-4400	17.1% Class C; Beneficial	1.6%

SEI Private Trust Co Cust A/C 8801564 C/O ID 683 1 Freedom Valley Drive Oaks, PA 19456	9.2% Class I; Beneficial	3.8%

Name and Address of Shareholder	Percent of Class and Type of Ownership(1)	Percentage of Fund
National Financial Services LLC (FBO) Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	18.3% Class I; 36.6% Class W; Beneficial	0.0%

Global Target Payment Fund Attn Dorothy Roman 7337 E Doubletree Ranch Rd Suite 100 Scottsdale, AZ 85258-2144	5.0% Class I; Beneficial	2.1%

Capital One Sharebuilder Inc For the Sole Benefit of Its Customers Attn Bob Miller Head of Broker/Opps 83 S King St Ste 700 Seattle, WA 98104-3852	100.0% Class O; Beneficial	0.9%

(2)         Each of these entities is the shareholder of record and may be deemed to be the beneifical owner of the shares listed for the certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

ING INTERNATIONAL SMALL CAP FUND

a series of ING Mutual Funds

7337 E. Doubletree Ranch Rd., Suite 100

Scottsdale, AZ  85258-2034

(800) 992-0180

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the Internet relating to ING International Small Cap Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”).  The Information Statement details a sub-adviser change relating to the Fund. In connection with its duties as the investment adviser for the Trust, ING Investments, LLC (the “Adviser”) reviews and evaluates the Trust’s sub-advisers on an ongoing basis.

At a meeting held on March 7, 2013, the Board of Trustees of the Trust (the “Board”) approved the selection of Wellington Management Company, LLP (the “Sub-Adviser”) to replace Schroder Investment Management North America Inc. as the sub-adviser to the Fund pursuant to a sub-advisory agreement effective April 30, 2013 (the “Sub-Advisory Agreement”).  A prospectus supplement describing these and other changes was mailed to shareholders on March 15, 2013.

The appointment of the Sub-Adviser as the Fund’s sub-adviser under the Sub-Advisory Agreement was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Trust permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement.  In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at http://www.proxyvote.com/ing until October 7, 2013. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at the address or phone number listed above.  If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 8, 2014.